SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 29, 2003

(Date of earliest event reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code:

(804) 267-8000

Item 5.

Other Events.

The press releases issued by the Registrant on September 2, 2003 and attached hereto as exhibits are incorporated herein by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

99.1

Press release issued by the Registrant on September 2, 2003.

99.2

Press release issued by the Registrant on September 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

(Registrant)

Date:  September 2, 2003

By: /s/ Russell W. Jordan, III

Russell W. Jordan, III

Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant on September 2, 2003

99.2

Press release issued by the Registrant on September 2, 2003